SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
INVESCO VAN KAMPEN EXCHANGE FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No Fee Required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

INVESCO LTD.	MAY 2011

 Important Notice To Invesco Van Kampen
 Exchange Fund Partners

Questions & Answers

Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.

Q. Why am I receiving this Proxy Statement?

A. This is the Annual Meeting of Partners. You are being asked to vote on proposals to: (1) elect eleven nominees for Managing General Partners and (2) ratify changing the name of the Fund to Invesco Van Kampen Exchange Fund.

Q. Will my vote make a difference?

A. Yes, your vote is important and will make a difference. We encourage all Partners to participate in the governance of their Fund.

Q. How do the Managing General Partners of the Fund suggest that I vote?

A. They recommend that you vote “FOR ALL” of the nominees on the enclosed proxy card and “FOR” Proposal 2.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Whom do I call if I have questions?

A. Please contact us at Invesco Investment Services, Inc. ’s 24-hour Automated Investor Line at 1-800-341-2929 Option 1 or on the internet at www.invesco.com/us.

 About the Proxy Card

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Election of Managing General Partners – mark “FOR ALL,” “WITHHOLD” or “FOR ALL EXCEPT.”

To withhold authority to vote for one or more nominees, check “FOR ALL EXCEPT” and write the nominee’s name on the line below.

Ratification of Fund Name Change
– mark “FOR,” “AGAINST” or “ABSTAIN.”

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY
INVESCO VAN KAMPEN EXCHANGE FUND ANNUAL MEETING OF PARTNERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXX

FOR ALL
	FOR ALL	WITHHOLD	EXCEPT
To vote to elect eleven Managing General Partners to serve until their respective successors are duly elected and qualified:	☐	☐	☐

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

To withhold authority to vote for one or more nominee check “For All Except” and write the nominee’s name on the line below.

	FOR	AGAINST	ABSTAIN
To ratify changing the name of the Fund to Invesco Van Kampen Exchange Fund.	☐	☐	☐

Please be sure to sign and date this Proxy, Date

Partner sign here Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
        SAMPLE

INVESCO VAN KAMPEN EXCHANGE FUND

A California Limited Partnership

1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

NOTICE OF ANNUAL MEETING OF
PARTNERS

To Be Held June 17, 2011

Notice is hereby given to the Partners of the Invesco Van Kampen Exchange Fund, a California limited partnership (“Fund”), that the Annual Meeting of Partners (the “Meeting”) will be held at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, on June 17, 2011 at 2:45 p.m. for the following purposes:

1.	To elect eleven Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

2.	To ratify changing the name of the Fund to Invesco Van Kampen Exchange Fund.

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Partners of record at the close of business on May 5, 2011 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

By Order of the Managing General Partners

John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer

May [  ], 2011

The Fund will furnish, without charge, a copy of its most recent annual report to any Partner upon request. Any such request should be directed to the Fund by calling 1-800-341-2929 Option 2 or by writing to the Fund at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

Partners of the Fund are invited to attend the Meeting in person. If you do not expect to attend the Meeting, please indicate your voting instructions on the enclosed proxy card, date and sign the proxy card and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also record your voting instructions by telephone or via the internet.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the internet promptly.

The Managing General Partners recommend that you cast your vote:

•	FOR ALL of the nominees for Managing General Partner listed in the Proxy Statement.

•	FOR ratification of changing the name of the Fund to Invesco Van Kampen Exchange Fund.

Your vote is important.
Please return your proxy card or record
your voting instructions by telephone
or via the internet promptly
no matter how many shares you own.

PROXY STATEMENT

INVESCO VAN KAMPEN EXCHANGE FUND

A California Limited Partnership

1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

ANNUAL MEETING OF PARTNERS

June 17, 2011

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Managing General Partners of Invesco Van Kampen Exchange Fund, a California limited partnership (the “Fund”), of proxies to be voted at the Annual Meeting of Partners, and all adjournments thereof (the “Meeting”), to be held at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, on June 17, 2011 at 2:45 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May [  ], 2011.

Participating in the Meeting are holders of units of partnership interest (collectively, the “Shares”) of the Fund. The purpose of the Meeting is to permit the holders of the Fund’s Shares to (1) elect eleven Managing General Partners and (2) ratify changing the name of the Fund to Invesco Van Kampen Exchange Fund.

The Managing General Partners have fixed the close of business on May 5, 2011 as the record date (the “Record Date”) for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

The Fund will furnish, without charge, a copy of its most recent annual report to any Partner upon request. Any such request should be directed to the Fund by calling 1-800-341-2929 Option 2 or by writing to the Fund at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

At the close of business on May 5, 2011, there were issued and outstanding [          ] Shares of the Fund.

Voting

With respect to the election of Managing General Partners, those persons receiving the highest number of votes “For,” cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of Partners or until their successors are elected and qualified.

The Managing General Partners recommend that you cast your vote “FOR ALL” of the nominees for Managing General Partner of the Fund listed in the Proxy Statement.

The ratification of changing the name of the Fund to Invesco Van Kampen Exchange Fund shall require the vote of the lesser of (i) a majority of the outstanding Shares, or (ii) 67% or more of the Shares represented in person or by proxy at a meeting at which a quorum is present.

The Managing General Partners recommend that you cast your vote “FOR” ratification of changing the name of the Fund to Invesco Van Kampen Exchange Fund.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “For” the proposal as to which they are entitled to be voted. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners responds but does not vote on a proposal because the nominee lacks beneficial owner direction and the nominee does not exercise discretionary authority (a so-called “broker non-vote”), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. With respect to the election of Managing General Partners, abstentions and broker non-votes are disregarded since only votes “For” are considered in determining those persons receiving the highest number of votes “For.” A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later dated voting instructions via the internet or automated telephone or by attending the Meeting and voting in person.

The Fund knows of no business other than the election of Managing General Partners and the ratification of changing the name of the Fund to Invesco Van Kampen Exchange Fund that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Investment Adviser

Invesco Advisers, Inc. serves as investment adviser to the Fund (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. On April 9, 2010, Partners of the Fund approved a new investment advisory agreement with the Adviser, which became effective on June 1, 2010, the closing date of the transaction between Morgan Stanley and Invesco Ltd., whereby Morgan Stanley sold substantially all of its retail asset management business, including Van Kampen Investments Inc. to Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Investment Sub-Advisers

The Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:

Invesco Asset Management Deutschland GmbH;
Invesco Asset Management Ltd.;
Invesco Asset Management (Japan) Limited;
Invesco Australia Limited;
Invesco Hong Kong Limited;
Invesco Senior Secured Management, Inc.; and
Invesco Trimark Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Adviser and each Sub-Adviser are indirect wholly owned subsidiaries of Invesco Ltd.

Other Service Providers

The Fund has entered into a master administrative services agreement with the Adviser. The principal business address of the Adviser is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS

Nomination of Managing General Partners

Eleven Managing General Partners are to be elected, each to serve until the next annual meeting of Partners or until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he/she shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the partnership agreement. At the time of his/her election, each Managing General Partner was required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner.

INFORMATION REGARDING MANAGING GENERAL PARTNERS

The business and affairs of the Fund are managed under the direction of the Fund’s Managing General Partners. The tables below list the incumbent Managing General Partners, their principal occupations, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Managing General Partners serve one year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

Independent Managing General Partners:

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

David C. Arch (65) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Managing General Partner	Managing General Partner since 1998	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	227	Trustee/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Jerry D. Choate (72) 33971 Selva Road Suite 130 Dana Point, CA 92629	Managing General Partner	Managing General Partner since 2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (70) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1243	Managing General Partner	Managing General Partner since 1998	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	227	Trustee/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and prior to 2002, Director of Arris Group, Inc.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Linda Hutton Heagy (62) 4939 South Greenwood Chicago, IL 60615	Managing General Partner	Managing General Partner since 2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and as Associate at Price Waterhouse.	18	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.
R. Craig Kennedy (59) 1744 R Street, N.W. Washington, D.C. 20009	Managing General Partner	Managing General Partner since 2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Investment Committee of the Joyce Foundation, a private foundation.

Howard J Kerr (75) 14 Huron Trace Galena, IL 61036	Managing General Partner	Managing General Partner since 1998	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Jack E. Nelson (75) 423 Country Club Drive Winter Park, FL 32789	Managing General Partner	Managing General Partner since 2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (70) 1126 E. 59th Street Chicago, IL 60637	Managing General Partner	Managing General Partner since 1998	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	227	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Suzanne H. Woolsey, Ph.D. (69) 815 Cumberstone Road Harwood, MD 20776	Managing General Partner	Managing General Partner since 2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

Interested Managing General Partners:

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	General	Held by Managing
of Managing General Partner	Fund	Served	During Past 5 Years	Partner	General Partner

Colin D. Meadows* (40) 1555 Peachtree Street, N.E. Atlanta, GA 30309	Managing General Partner; President and Principal Executive Officer	Managing General Partner since 2010	Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Chief Administrative Officer of Invesco Advisers, Inc. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in the banking and asset management sectors.	18

Wayne W. Whalen** (71) 155 North Wacker Drive Chicago, IL 60606	Managing General Partner	Managing General Partner since 1998	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	227	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors. Chairman and Director of the Abraham Lincoln Presidential Library Foundation and Director of the Stevenson Center for Democracy.

*	Mr. Meadows is an interested person (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).) of funds in the Fund Complex because he is an officer of the Adviser.

**	Mr. Whalen is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Board of Managing General Partners Qualifications, Diversity and Leadership Structure

The management of the Invesco Van Kampen Funds seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective, and a legacy of experience. Consistent with these goals, the Board of Managing General Partners (the “Board”) overseeing the Fund seeks to provide partners with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Fund and with a diversity of backgrounds, experience and skills that the Board considers desirable and necessary to its primary goal — protecting and promoting Partners’ interests. While the Board does not require that its members meet specific qualifications, the Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Board — the objective is to bring varied backgrounds, experience and skills reflective of the wide range of the Partner base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote Partners’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies above, the Board brings together a wide variety of business experience (including chairman/chief executive officer-level and director-level experience, including board committee experience, of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspectives that provide the Board understanding and insight into the operations of the Funds and add range and depth to the Board. As part of its governance oversight, the Board conducts an annual self-effectiveness survey which includes, among other things, evaluating the Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance. The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual Managing General Partner or the qualifications of the Managing General Partners as a group. After considering all factors together, the Board believes that each Managing General Partner is qualified to serve as a Managing General Partner of the Fund. For more information about the backgrounds, experience, and skills of each Managing General Partner, see the individual biographies above.

The Board’s leadership structure consists of a Chairman of the Board and three standing committees, each described below (and ad hoc committees when necessary),

with each committee staffed by Independent Managing General Partners and an Independent Managing General Partner as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Fund. The Chairman of the Board is not an “interested person” (as that term is defined by the 1940 Act) of the Adviser. However, the Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Fund for the reasons described above in the Managing General Partner biographies. The Board, including the Independent Managing General Partners, periodically reviews the Board’s leadership structure for the Fund, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Fund. In considering the chairman position, the Board has considered and/or reviewed (i) the Fund’s organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Managing General Partners and/or appointing an independent lead Managing General Partner), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Fund’s audit committee of Fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Managing General Partners have expressed their continuing support of Mr. Whalen as Chairman.

Board Role in Risk Oversight

As noted above, the management of the fund complex seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. Thus, the goal for the Fund is attractive long-term performance consistent with the objectives and investment policies and risks of the Fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the overall fund level. The key participants in the risk management process of the Fund are the Fund’s portfolio manager, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Fund’s chief compliance officer, and the various support functions (i.e. the custodian, the Fund’s accountants (internal and external), and legal counsel). While the Fund is subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., the Fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the Fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of the Fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, the Adviser’s compliance group, the Fund’s chief compliance officer and reports from the Fund’s support functions.

Remuneration of Managing General Partners

The compensation of Managing General Partners and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser is paid by the respective affiliated entity. The Fund pays the non-affiliated Managing General Partners an annual retainer and meeting fees for services to such funds.

Each Managing General Partner has served as a member of the Fund’s Board of Managing General Partners since the year of such Managing General Partner’s appointment or election as set forth in the table under the heading “Information Regarding Managing General Partners.”

Additional information regarding compensation and benefits for Managing General Partners is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund’s most recently completed fiscal year ended December 31, 2010 or the most recently completed calendar year ended December 31, 2010.

Compensation Table

Total
	Aggregate	Compensation
	Compensation	from
	from the	Invesco Van
Name	Fund(1)	Kampen Funds(2)(3)

Independent Managing General Partners:
David C. Arch	$	$
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Suzanne H. Woolsey
Interested Managing General Partner:
Colin D. Meadows
Wayne W. Whalen

(1)	The amounts shown in this column are the aggregate compensation from the Fund to each Managing General Partner for the Fund’s fiscal year ended December 31, 2010.

(2)	The Fund does not accrue or pay retirement or pension benefits to Managing General Partners as of the date of this proxy statement.

(3)	The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2010. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
Share Ownership of Managing General Partners

As of May 5, 2011, each Managing General Partner of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by such Managing General Partner/Trustee in the dollar range amounts specified below:

Independent Managing General Partners

Aggregate Dollar Range
of Equity Securities
in all Funds Overseen
	Dollar Range of	by the Managing
	Equity Securities	General Partner/Trustee
	in the Fund	in the Fund Complex

David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Suzanne H. Woolsey

Interested Managing General Partners

Aggregate Dollar Range
of Equity Securities
in all Funds Overseen
	Dollar Range of	by the Managing
	Equity Securities	General Partner/Trustee
	in the Fund	in the Fund Complex

Colin D. Meadows
Wayne W. Whalen

[As of May 5, 2011, the officers and Managing General Partners owned less than 1% of the outstanding Shares of the Fund.]

Board Committees and Meetings

The Fund’s Board of Managing General Partners has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Managing General Partners”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

The Board’s audit committee consists of Messrs. Choate and Kennedy and Madame Heagy. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls. The Board has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The Fund’s audit committee charter is available at www.invesco.com/us. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm their independence. Based on this review, the audit committee recommended to the Board of the Fund that the Fund’s audited financial statements be included in the Fund’s annual report to Partners for the most recent fiscal year for filing with the Securities and Exchange Commission (the “SEC”). Each member of the Fund’s audit committee is deemed an audit committee expert.

The Board’s brokerage and services committee consists of Madame Woolsey and Messrs. Dammeyer and Sonnenschein. The brokerage and services committee reviews the Fund’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements.

The Board’s governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Managing General Partners on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Fund’s governance committee charter, which includes the Fund’s nominating policies, is available at www.invesco.com/us. The Independent Managing General Partners of the Fund select and nominate nominee Independent Managing General Partners for the Fund. While the Independent Managing General Partners of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Managing General Partners as they deem appropriate, they will consider nominations from Partners to the Board. Nominations from Partners should be in writing and sent to the Independent Managing General Partners as described below.

During the Fund’s last fiscal year, the Board held 8 meetings. During the Fund’s last fiscal year, the audit committee of the Board held 4 meetings, the brokerage and services committee held 4 meetings and the governance committee held 4 meeting. During the Fund’s last fiscal year, each Managing General Partner during the period such Managing General Partner served as such attended at least 75% of the meetings of the Board of Managing General Partners and all committee meetings thereof of which such Managing General Partner was a member.

Partner Communications

Partners may send communications to the Fund’s Board of Managing General Partners. Partners should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for such Managing General Partner above. Other Partner communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Partner Approval

With respect to Proposal 1, the affirmative vote of a plurality of the Shares present at the Meeting in person or by proxy is required to elect each nominee for Managing General Partner. The Board recommends a vote “FOR ALL” of the nominees.

PROPOSAL 2: RATIFICATION OF CHANGING THE NAME OF THE FUND TO INVESCO VAN KAMPEN EXCHANGE FUND

Following the closing on June 1, 2010 of the transaction between Morgan Stanley and Invesco Ltd., whereby Morgan Stanley sold substantially all of its retail asset management business, including Van Kampen Investments Inc. to Invesco Ltd., the name of the Fund changed from “Van Kampen Exchange Fund” to “Invesco Van Kampen Exchange Fund” in order to coordinate and simplify its operations under the Invesco Ltd. brand name. Partners are being asked to ratify such name change. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratification of such name change.

Partner Approval

Approval of the ratification of changing the name of the Fund to Invesco Van Kampen Exchange Fund shall require the vote of the lesser of (i) a majority of the outstanding Shares, or (ii) 67% or more of the Shares represented in person or by proxy at a meeting at which a quorum is present. The Board recommends a vote “FOR” this proposal.

OTHER INFORMATION

Executive Officers of the Fund

The following information relates to the executive officers of the Fund other than the President and Principal Executive Officer. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Managing General Partners and serve for one year or until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Fund	During Past 5 Years

John M. Zerr - 1962 Senior Vice President, Chief Legal Officer and Secretary	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Fund	During Past 5 Years

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder

Sheri Morris - 1964 Vice President, Treasurer and Principal Financial Officer	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley - 1960 Vice President	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Fund	During Past 5 Years

Lance A. Rejsek - 1967 Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust. Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane - 1958 Chief Compliance Officer	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

Partner Information

As of May 5, 2011, no person was known by the Fund to own beneficially 5% or more of the Fund’s outstanding Shares except as follows:

	Amount of	Approximate
Name and Address	Ownership as of	Percentage
of Holder	May 5, 2011	of Ownership

Independent Registered Public Accounting Firm

The Board of Managing General Partners of the Fund, including a majority of the Managing General Partners who are not “interested persons” of the Fund (as defined by the 1940 Act), appointed, effective June 1, 2010, PricewaterhouseCoopers, LLP (“PWC”) as the independent registered public accounting firm of the Fund. The Fund’s independent registered public accounting firm prior to May 31, 2010 was Deloitte & Touche LLP (“D&T” or the “Prior Auditor”). The audit committee of the Fund recommended and approved the decision to change the Fund’s independent registered public accounting firm and such decision was approved by the Fund’s Board, including a majority of the Managing General Partners who are not “interested persons” of the Fund (as defined by the 1940 Act) in connection with the change in control of the Fund’s investment adviser, and Invesco Advisers becoming investment adviser to the Fund (“Change in Control”). The Change in Control resulted in the Prior Auditor being prohibited from being engaged by the Fund as independent registered public accountants for the Fund’s fiscal years ended after May 31, 2010 because of certain business relationships between the accountants and certain affiliates of the Fund’s new investment adviser, Invesco Advisers, or its affiliated companies that are not permitted under the auditor independence requirements in Rule 2-01 of Regulation S-X. The Fund’s Board of Trustees believes that there are operational efficiencies in having one auditor for all Invesco Funds.

Concurrent with the effective date of the Change in Control, the Prior Auditor resigned as the independent registered public accounting firm of the Fund.

The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused it to make reference to that matter in connection with its report for the Fund.

Audit and Other Fees

The Fund and certain “covered entities” were billed the following amounts by PWC and D&T during the Fund’s two most recent fiscal years.

Fiscal Year Ended 2010

The Fund and certain “covered entities” were billed the following amounts by PWC during the Fund’s fiscal year ended December 31, 2010.

	Invesco
	Van Kampen
	Exchange Fund		Covered Entities(1)

Audit Fees	$28,200		N/A
Non-Audit Fees
Audit-Related Fees	$0		$0
Tax Fees	$0		$0
All Other Fees	$1,667	(2)	$0
Total Non-Audit Fees	$1,667		$0
Total	$29,867		$0

N/A — Not applicable.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2)	All Other Fees represent professional services provided by PWC related to benchmark analysis.

Fiscal Year Ended 2009

The Fund and certain “covered entities” were billed the following amounts by D&T during the Fund’s fiscal year ended December 31, 2009.

	Invesco
	Van Kampen
	Exchange Fund		Covered Entities(1)

Audit Fees	$28,080		N/A
Non-Audit Fees
Audit-Related Fees	$0		$215,000	(2)
Tax Fees	$2,750	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$2,750		$215,000
Total	$30,830		$215,000

N/A — Not applicable.

(1)	Covered Entities include Van Kampen Asset Management Inc., the adviser to the Fund during the last fiscal year of the Fund (the “Former Adviser”) (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Former Adviser that provided ongoing services to the Fund.

(2)	Audit-Related Fees represent assurance and related services provided by D&T reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Former Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 report.

(3)	Tax Fees represent tax compliance services provided by D&T in connection with the review of the Fund’s tax returns.

The audit committee of the Board of Managing General Partners has considered whether the provision of non-audit services performed by PWC to the Fund and Covered Entities is compatible with maintaining PWC’s independence in performing audit services. The audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. 100% of such services were pre-approved by the audit committee pursuant to the audit committee’s pre-approval policies and procedures. The Fund’s pre-approval policies and procedures are included in the Fund’s audit committee charter, which is available at www.invesco.com/us.

It is not expected that representatives of PWC will attend the Meeting. In the event representatives of PWC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Expenses

The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, or personal interview by representatives of the Fund, the Adviser and/or its affiliates. The Fund may also retain The Altman Group, a professional solicitation firm to assist in proxy solicitation. The estimated cost of solicitation by The Altman Group is approximately $[     ].

Partner Proposals

To be considered for presentation at a Partners’ meeting, rules promulgated by the SEC require that, among other things, a Partner’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2012 Annual Meeting of Partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund at the Fund’s principal address by [     ], 2012. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than [     ], 2012. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund’s Partners should send such proposal to the Fund at the principal executive offices of the Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: President.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on June 17, 2011.

This Proxy Statement is available on the Internet at:
[               ]

General

Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy promptly or record your voting instructions by telephone or via the internet. No postage is required if mailed in the United States.

John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer

May [  ], 2011

Invesco 11 Greenway Plaza Houston, Texas 77046-1173 www.invesco.com/us

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your Combined Prospectus/Proxy Statement and have it at hand.
2. Call toll-free x-xxx-xxx-xxxx or go to website: www.xxxxxx.xxx
3. Follow the recorded or on-screen directions.
4. Do not mail your Proxy Card when you vote by phone or Internet.
Please detach at perforation before mailing.

INVESCO VAN KAMPEN EXCHANGE FUND (THE “FUND”) PROXY SOLICITED ON BEHALF OF THE BOARD OF MANAGING GENERAL PARTNERS (THE “BOARD”) FOR THE ANNUAL MEETING OF PARTNERS TO BE HELD JUNE 17, 2011
The undersigned holder of shares of Invesco Van Kampen Exchange Fund hereby appoints Colin D. Meadows, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Annual Meeting of Partners on June 17, 2011, at 2:45 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSALS AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting of Partners to be held on June 17, 2011.
VOTE VIA THE INTERNET: www.xxxxxxx.xxx
VOTE VIA THE TELEPHONE: x-xxx-xxx-xxxx
[                         ]                [                           ]
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Signature(if held jointly)

Date
PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Invesco Van Kampen Exchange Fund
Annual Meeting of Partners to Be Held on June 17, 2011.
The Proxy Statement for this meeting is available at: https://www.xxxxxxx.xxx
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the proposals.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☑

1.	To elect eleven Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

01. David C. Arch	02. Jerry D. Choate	03. Rod Dammeyer	FOR	WITHOLD	FOR ALL
04. Linda Hutton Heagy	05. R. Craig Kennedy	06. Howard J Kerr	ALL	ALL	EXCEPT
07. Colin D. Meadows	08. Jack E. Nelson	09. Hugo F. Sonnenschein	☐	☐	☐
10. Wayne W. Whalen	11. Suzanne H. Woolsey

To withhold authority for any nominee(s) mark “For All Except” and write the nominee name(s) on the line provided:

			FOR	AGAINST	ABSTAIN
2. To ratify changing the name of the Fund to Invesco Van Kampen Exchange Fund			☐	☐	☐

     To transact such other business as may properly come before the Meeting or any adjournments thereof.
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.